UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2006
First Oak Brook Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-14468	36-3220778
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
1400 Sixteenth Street, Oak Brook, IL 60523
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (630) 571-1050
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events
     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the joint press release issued by MB Financial, Inc. and First Oak Brook Bancshares, Inc. on August 1, 2006, announcing the receipt of the stockholder approvals needed for the merger of the two companies.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          99.1 Joint Press Release of MB Financial, Inc. and First Oak Brook Bancshares, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OAK BROOK BANCSHARES, INC.
Date: August 1, 2006	By:	/S/ ROSEMARIE BOUMAN
Rosemarie Bouman
Executive Vice President, Chief Operating Officer, and Chief Financial Officer

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